UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 15, 2013

PLAINS GP HOLDINGS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36132 (Commission File Number)	90-1005472 (IRS Employer Identification No.)

333 Clay Street, Suite 1600

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(713) 646-4100
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On October 15, 2013, Plains GP Holdings, L.P. (the “Partnership”) and PAA GP Holdings LLC (the “General Partner”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., as representative of the several underwriters named therein (the “Underwriters”), with respect to the offering and sale of 128,000,000 Class A shares representing limited partner interests in the Partnership (the “Class A Shares”) to be sold by the Partnership at a price to the public of $22.00 per Class A Share ($21.34 per Class A Share, net of underwriting discounts).  The Partnership also granted the Underwriters an option for a period of 30 days to purchase up to an additional 19,200,000 Class A Shares from the Partnership. The material terms of the offering of the Class A Shares are described in the prospectus, dated October 15, 2013, as filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on October 16, 2013. The offer and sale of the Class A Shares was registered with the Commission pursuant to a registration statement on Form S-1 (Registration No. 333-190227), initially filed by the Partnership on July 29, 2013, as amended. Closing with respect to the Class A Shares is expected to occur on October 21, 2013, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and certain affiliates, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions. Furthermore, the officers, directors and certain affiliates of the General Partner have agreed with the Underwriters not to offer or sell any Class A Shares (or securities convertible into or exchangeable for Class A Shares), subject to customary exceptions, for a period of 180 days after the date of the Prospectus without the prior written consent of Barclays Capital Inc.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated October 15, 2013 by and among Plains GP Holdings, L.P., PAA GP Holdings LLC and Barclays Capital Inc., as representative of the several underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

By: PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President

Dated: October 18, 2013

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated October 15, 2013 by and among Plains GP Holdings, L.P., PAA GP Holdings LLC and Barclays Capital Inc., as representative of the several underwriters named therein.